Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated June 24, 1995. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risk, including the possible loss of principal.
Each fund invests mainly in investment-grade debt securities. Short-Term Bond seeks high current income with preservation of capital. Investment Grade Bond seeks high current income from securities with longer maturities.
FIDELITY
SHORT-TERM
BOND
PORTFOLIO
and
FIDELITY
INVESTMENT
GRADE BOND
FUND
PROSPECTUS
JUNE 24, 1995(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
REVISED OCTOBER 13, 1995
LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
   BON-pro-695-01


CONTENTS


KEY FACTS                   THE FUNDS AT A GLANCE

                            WHO MAY WANT TO INVEST

                            EXPENSES Each fund's yearly
                            operating expenses.

                            FINANCIAL HIGHLIGHTS A summary
                            of each fund's financial data.

                            PERFORMANCE How each fund has
                            done over time.

THE FUNDS IN DETAIL         CHARTER How each fund is
                            organized.

                            INVESTMENT PRINCIPLES AND RISKS
                            Each fund's overall approach to
                            investing.

                            BREAKDOWN OF EXPENSES How
                            operating costs are calculated and
                            what they include.

YOUR ACCOUNT                DOING BUSINESS WITH FIDELITY

                            TYPES OF ACCOUNTS Different
                            ways to set up your account,
                            including tax-sheltered retirement
                            plans.

                            HOW TO BUY SHARES Opening an
                            account and making additional
                            investments.

                            HOW TO SELL SHARES Taking money
                            out and closing your account.

                            INVESTOR SERVICES Services to
                            help you manage your account.

SHAREHOLDER AND             DIVIDENDS, CAPITAL GAINS, AND
ACCOUNT POLICIES            TAXES

                            TRANSACTION DETAILS Share price
                            calculations and the timing of
                            purchases and redemptions.

                            EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUNDS AT A GLANCE
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the funds.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
SHORT-TERM BOND
GOAL: High current income with preservation of capital.
STRATEGY: Invests in investment-grade debt securities while normally maintaining an average maturity of three years or less.
SIZE: As of April 30, 1995, the fund had over $1.3 billion in assets. INVESTMENT GRADE BOND
GOAL: High current income.
STRATEGY: Invests mainly in investment-grade debt securities, with a focus on medium and long-term bonds.
SIZE: As of April 30, 1995, the fund had over $1 billion in assets.
WHO MAY WANT TO INVEST
Either fund may be appropriate for investors who seek high current income with a focus on investment-grade debt securities. A fund's level of risk and potential reward depend on the quality and maturity of its investments. Short-Term Bond is designed to offer greater share price stability by investing in shorter-term securities. Investment Grade Bond, because it can invest in securities with any maturity, and may invest in lower quality securities, has potential for higher yields and capital appreciation, but also carries more risk.
The value of the funds' investments and the income they generate will vary from day to day and generally reflect interest rates, market conditions, and other economic and political news. When you sell your shares, they may be worth more or less than what you paid for them. By themselves, these funds do not constitute a balanced investment plan.






THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk. The
funds in this prospectus are
in the INCOME category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(right arrow) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
   (solid bullet)     GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or hold shares of a fund. See page for more information about these fees. Maximum sales charge on purchases and reinvested distributions None
Deferred sales charge on redemptions None
Exchange fee None
Annual account maintenance fee $12.00
ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page ).
The following are projections based on historical expenses, and are calculated as a percentage of average net assets.
SHORT-TERM BOND
Management fee                  .46%

12b-1 fee                       None

Other expenses                  .23%

Total fund operating expenses   .69%

INVESTMENT GRADE BOND
Management fee                  .46%

12b-1 fee                       None

Other expenses                  .29%

Total fund operating expenses   .75%

EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
SHORT-TERM BOND
After 1 year     $ 7

After 3 years    $ 22

After 5 years    $ 38

After 10 years   $ 86

INVESTMENT GRADE BOND
After 1 year     $ 8

After 3 years    $ 24

After 5 years    $ 42

After 10 years   $ 93

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary. FINANCIAL HIGHLIGHTS
The tables that follow are included in each fund's Annual Report and have been audited by Coopers & Lybrand L.L.P., independent accountants. Their reports on the financial statements and financial highlights are included in the Annual Reports. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the funds' Statement of Additional Information.
SHORT-TERM BOND    PORTFOLIO



1.Selected Per-Share
Data and Ratios

2.Years Ended
1987A        1988         1989         1990         1991         1992         1993         1994             1995
April 30

3.Net asset value,
$ 10.0       $ 9.67       $ 9.47       $ 9.18       $ 9.17       $ 9.18       $ 9.43       $ 9.51           $ 9.08
beginning
00           0            0            0            0            0            0            0                0
of period

4.Income from
 .481         .840         .809         .778         .792         .810         .744         .588D            .462
Investment
Operations
 Net investment
income

5. Net realized
(.330)       (.200)       (.290)       (.010)       .040         .251         .063         (.392)           (.274)
and unrealized
 gain (loss) on
investments

6. Total from
 .151         .640         .519         .768         .832         1.061        .807         .196             .188
investment
 operations

7.Less
(.481)       (.840)       (.809)       (.778)       (.822)       (.811)       (.727)       (.592)           (.430)
Distributions
 From net
investment
 income

   8. In excess of net
    --           --           --           --           --           --           --           (.034)           --

    investment
   income

   9. Return of
    --           --           --           --           --           --           --           --               (.118)
   capital

10. Total
(.481)       (.840)       (.809)       (.778)       (.822)       (.811)       (.727)       (.626)           (.548)
distribution

11.Net asset
$ 9.67       $ 9.47       $ 9.18       $ 9.17       $ 9.18       $ 9.43       $ 9.51       $ 9.08           $ 8.72
value, end of
0            0            0            0            0            0            0            0                0
period

12.Total returnB,C
1.49%        6.91%        5.74%        8.58%        9.49%        12.00        8.85%        1.99%            2.17%
                                                                 %

13.Net assets, end
$ 137        $ 382        $ 237        $ 197        $ 235        $ 984        $ 1,99       $ 1,96           $ 1,30
of period                                                                     0            2                4
(In millions)

14.Ratio of
 .90%         .88%         .89%         .83%         .83%         .86%         .77%         .80%             .69%
expenses to
average net assets

15.Ratio of
1.14%        .89%         .89%         .83%         .83%         .86%         .77%         .80%             .69%
expenses to
average net assets
before expense
reductions

16.Ratio of net
8.40%        8.77%        8.77%        8.28%        8.65%        8.23%        7.68%        6.70%            6.37%
investment income
to average net
assets

17.Portfolio
149%         251%         171%         148%         164%         87%          63%          73%              113%
turnover rate


A FROM SEPTEMBER 15, 1986 (COMMENCEMENT OF OPERATIONS).
B RETURNS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D EFFECTIVE MAY 1, 1993 THE FUND BEGAN REFLECTING IN NET INVESTMENT INCOME PER SHARE CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES IN ACCORDANCE WITH THE NEW GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.
INVESTMENT-GRADE BOND FUND

18.Selected Per-Share
Data and Ratios

19.Years Ended April 30       1986     1987     1988     1989     1990     1991     1992     1993     1994     1995

20.Net asset value,           $ 6.6    $ 7.4    $ 7.0    $ 6.7    $ 6.6    $ 6.5    $ 6.8    $ 7.0    $ 7.5    $ 7.3
beginning                     00       60       00       70       70       60       30       70       70       00
of period

21.Income from                 .741     .674     .609     .595     .597     .592     .591     .570     .522     .464
Investment Operations                                                                                 A
 Net investment income

22. Net realized and           .860     (.460    (.230    (.095    (.110    .277     .244     .499     (.254    (.147
unrealized                             )        )        )        )                                   )        )
 gain (loss) on
investments

23. Total from                 1.60     .214     .379     .500     .487     .869     .835     1.06     .268     .317
investment                    1                                                              9
 operations

24.Less Distributions          (.741    (.674    (.609    (.600    (.597    (.599    (.595    (.569    (.525    (.487
 From net investment          )        )        )        )        )        )        )        )        )        )
 income

25. In excess of net           --       --       --       --       --       --       --       --       (.013    --
investment income                                                                                     )

26. From net realized          --       --       --       --       --       --       --       --       --       (.120
gain                                                                                                           )
 on investments

27. Total distributions        (.741    (.674    (.609    (.600    (.597    (.599    (.595    (.569    (.538    (.607
                              )        )        )        )        )        )        )        )        )        )

28.Net asset value, end       $ 7.4    $ 7.0    $ 6.7    $ 6.6    $ 6.5    $ 6.8    $ 7.0    $ 7.5    $ 7.3    $ 7.0
of period                     60       00       70       70       60       30       70       70       00       10

29.Total return                25.5     2.86     5.75     7.74     7.31     13.8     12.6     15.6     3.35     4.63
                              9%       %        %        %        %        2%       3%       3%       %        %

30.Net assets, end of         $ 250    $ 384    $ 316    $ 334    $ 360    $ 455    $ 943    $ 1,0    $ 943    $ 1,0
period                                                                                       18                87
(In Millions)

31.Ratio of expenses to        .67%     .69%     .76%     .66%     .70%     .67%     .70%     .68%     .74%     .75%
average net assets

32.Ratio of net                10.5     9.17     8.95     8.91     8.76     8.84     8.29     7.74     6.94     7.00
investment income to          3%       %        %        %        %        %        %        %        %        %
average net assets

33.Portfolio turnover rate     243      127      118      128      103      101      77%      74%      61%      90%
                              %        %        %        %        %        %


A EFFECTIVE MAY 1, 1993 THE FUND BEGAN REFLECTING IN NET INVESTMENT INCOME PER SHARE CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES IN ACCORDANCE WITH THE NEW GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. PERFORMANCE
Bond fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
Each fund's fiscal year runs from May 1 through April 30. The tables below show each fund's performance over past fiscal years compared to a measure of inflation.
SHORT-TERM BOND
Fiscal periods      Past      Past      Life of
ended             1         5
April 30, 1995     Year      Years    FundA

Average            2.17      6.82      6.58
annual            %         %         %
total return

Cumulative      2.17    39.09    73.28
total return   %       %        %

Consumer     3.05    17.84    38.47
Price       %       %        %
Index

A FROM SEPTEMBER 15, 1986.
INVESTMENT GRADE BOND
Fiscal periods      Past      Past     Past
ended             1         5         10
April 30, 1995     Year      Years      Years

Average         4.63    9.89    9.73
annual         %       %       %
total return

Cumulative      4.63    60.27    153.14
total return   %       %        %

Consumer     3.05    17.84    42.10
Price       %       %        %
Index

EXPLANATION OF TERMS
UNDERSTANDING
PERFORMANCE
Because these funds invest
in fixed-income securities,
their performance is related
to changes in interest rates.
Funds that hold short-term
bonds are usually less
affected by changes in
interest rates than long-term
bond funds. For that reason,
long-term bond funds typically
offer higher yields and carry
more risk than short-term
bond funds.
(checkmark)
TOTAL RETURN is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. government.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
   THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, each fund is currently a diversified fund of Fidelity Fixed-Income Trust, an open-end management investment company organized as a Massachusetts business trust on September 5, 1984.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES, which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which chooses their investments and handles their business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments. Charles Morrison is manager of Short-Term Bond, which he has managed since
February 1995. He also manages Spartan Short-Term        Income and Advisor
Short Fixed-Income. Mr. Morrison is vice president of Fidelity Management Trust Company. He joined Fidelity in 1987.
Michael Gray is manager and vice president of Fidelity Investment Grade Bond, which he has managed since September 1987. Mr. Gray also manages
Advisor Limited Term Bond,        Intermediate Bond, and Spartan Investment
Grade Bond. Mr. Gray joined Fidelity in 1982.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for the funds.
FMR Corp. is the parent company of FMR, FMR Far East, and FMR U.K. Through ownership of voting common stock, members of the Edward C. Johnson 3d family form a controlling group with respect to FMR Corp. Changes may occur in the Johnson family group, through death or disability, which would result in changes in each individual family member's holding of stock. Such changes could result in one or more family members becoming holders of over 25% of the stock. FMR Corp. has received an opinion of counsel that changes in the composition of the Johnson family group under these circumstances would not result in the termination of the funds' management or distribution contracts and, accordingly, would not require a shareholder vote to continue operation under those contracts.
To carry out the funds' transactions, FMR may use its broker-dealer affiliates and other firms that sell fund shares, provided that a fund receives services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
SHORT-TERM BOND seeks as high a level of current income as consistent with preservation of capital, by investing primarily in a broad range of fixed-income obligations. Under normal conditions, the fund maintains a dollar-weighted average maturity of three years or less. In determining a security's maturity for purposes of calculating the fund's average maturity, estimates of the expected time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. INVESTMENT GRADE BOND seeks high current income, consistent with reasonable risk, by investing in a broad range of fixed-income securities. FMR normally invests at least 65% of the fund's total assets in debt securities of investment-grade quality. The fund also considers preservation of capital and, where appropriate, takes advantage of opportunities to realize capital appreciation.
EACH FUND focuses on investment-grade debt securities of both foreign and domestic issuers. Both funds may also invest in futures contracts and other derivatives to adjust their investment exposure. Short-Term Bond invests exclusively in investment-grade securities and limits its average maturity to less than three years. Investment Grade Bond invests in a broader range of debt securities, including lower quality securities and has no stated maturity policy, but generally invests in medium- to long-term securities. Each fund's yield and share price change daily and are based on changes in interest rates, market conditions, and other economic and political news, and on the quality and maturity of its investments. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk. FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as intended. When you sell your shares of the funds, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in investment-grade money market instruments and Investment Grade Bond may invest in short-term debt instruments for temporary, defensive purposes. SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, and strategies FMR may employ in pursuit of a fund's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well. A complete listing of each fund's policies and limitations and more detailed information about the funds' investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the funds achieve their goals. Current holdings and recent investment strategies are detailed in the funds' financial reports which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.
Lower-quality debt securities (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
The table below provides a summary of ratings assigned to debt holdings (not including money market instruments) in Investment Grade Bond's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during fiscal 1995, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
RESTRICTIONS: For Short-Term Bond, purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in debt securities to those of Baa-quality or above. For Investment Grade Bond, the fund currently limits its investments in lower than Baa-quality debt securities, as rated by Moody's, or rated in the equivalent categories by S&P, or unrated but
judged to be of equivalent quality by FMR, to 35% of its        assets. The
fund also currently intends to limit its investments in debt securities to those rated B or above by Moody's or S&P.
INVESTMENT GRADE BOND
Fiscal 1995 Debt Holdings, by Rating MOODY'S STANDARD & POOR'S
 INVESTORS SERVICE, INC.  CORPORATION
 Rating  Average A  Rating  Averag
eA
INVESTMENT GRADE
Highest quality Aaa 37.50% AAA 37.77%
High quality Aa 2.94% AA 3.37%
Upper-medium grade A 10.18% A 8.04%
Medium grade Baa 18.65% BBB 21.97%
LOWER QUALITY
Moderately speculative Ba 7.06% BB 2.51%
Speculative B 1.30% B .31%
Highly speculative Caa -- CCC --
Poor quality Ca -- CC --
Lowest quality, no interest C -- C --
In default, in arrears ---  D --
  77.63%  73.97%
 A FOR SOME FOREIGN GOVERNMENT OBLIGATIONS, FMR ASSIGNS THE RATINGS OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT. THE DOLLAR-WEIGHTED AVERAGE
OF DEBT SECURITIES NOT RATED DIRECTLY OR INDIRECTLY BY MOODY'S OR S&P AMOUNTED TO 1.63%. THIS MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED RATING SERVICES, AS WELL AS UNRATED SECURITIES. FMR HAS DETERMINED THAT UNRATED SECURITIES THAT ARE LOWER QUALITY ACCOUNT FOR .26% OF THE FUND'S TOTAL INVESTMENTS. REFER TO THE STATEMENT OF ADDITIONAL INFORMATION FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS.

MONEY MARKET INSTRUMENTS are high-quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, and other financial institution obligations. These instruments may carry fixed or variable interest rates. U.S. GOVERNMENT SECURITIES are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by the Financing Corporation are supported only by the credit of the entity that issued them.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile.
ASSET-BACKED AND MORTGAGE SECURITIES include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk. STRIPPED SECURITIES are the separate income or principal components of a debt instrument. Their risks are similar to those of other debt securities, although they may be more volatile and the value of certain types of stripped securities may move in the same direction as interest rates. REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that a fund supply additional cash to a borrower on demand.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect a fund's yield.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
OTHER INSTRUMENTS may include convertible securities and preferred stocks. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of total assets, a fund may not invest more than 5% of its total assets in any one issuer. A fund may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. government securities.
BORROWING. A fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: A fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
LENDING. Lending securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 33% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval. SHORT-TERM BOND seeks to obtain a high level of current income, consistent with preservation of capital, by investing primarily in a broad range of fixed-income securities.
INVESTMENT GRADE BOND seeks to provide a high rate of income, consistent with reasonable risk, by investing in a broad range of fixed-income securities. In addition, the fund seeks to protect your capital. Where appropriate, the fund will take advantage of opportunities to realize capital appreciation.
EACH FUND, with respect to 75% of total assets, may not invest more than 5% of its total assets in any one issuer. Each fund may not invest more than 25% of its total assets in any one industry. Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets. Loans, in the aggregate, may not exceed 33% of a fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn may pay fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained below.
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above .37%, and it drops as total assets under management increase.
For April 1995, the group fee rate was .1539%. The individual fund fee rate is .30%. Each fund's total management fee rate for fiscal 1995 was .46%. FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
The funds contract with FSC to perform many transaction and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, and handling securities loans. In fiscal 1995, Short-Term Bond and Investment Grade Bond paid FSC fees equal to .20% and .26%, respectively, of average net assets.
The funds also pay other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
Each fund has adopted a Distribution and Service Plan. These plans recognize that FMR may use its resources, including management fees, to pay expenses associated with the sale of fund shares. This may include payments to third parties, such as banks or broker-dealers, that provide shareholder support services or engage in the sale of the fund's shares. It is important to note, however, that the funds do not pay FMR any separate fees for this service.
For fiscal 1995, the portfolio turnover rates for Short-Term Bond and Investment Grade Bond were 113% and 90%, respectively. These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers those effects when evaluating the anticipated benefits of short-term investing.
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in
FMR's total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will
pay a lower rate as FMR's
assets under management
increase.
(checkmark)
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
If you are investing through FBSI or another financial institution or investment professional, refer to its program materials for any special provisions regarding your investment in the fund.
The different ways to set up (register) your account with Fidelity are listed at right.
The account guidelines that follow may not apply to certain retirement accounts. If your employer offers a fund through a retirement program, contact your employer for more information. Otherwise, call Fidelity directly.








FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over 210
(solid bullet) Assets in Fidelity mutual
funds: over $280 billion
(solid bullet) Number of shareholder
accounts: over 20 million
(solid bullet) Number of investment
analysts and portfolio
managers: over 200
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
EACH FUND'S SHARE PRICE, called net asset value (NAV), is calculated every business day. Each fund's shares are sold without a sales charge.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity retirement accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity retirement accounts $250
Through automatic investment plans $100
MINIMUM BALANCE $1,000
For Fidelity retirement accounts $500
These minimums may vary for a Fidelity Payroll Deduction Program account in the fund. Refer to the program materials for details.

                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to the complete
                      check payable to the                          name of the fund.
                      complete name of the                          Indicate your fund
                      fund of your choice.                          account number on
                      Mail to the address                           your check and mail to
                      indicated on the                              the address printed on
                      application.                                  your account statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Not available for
                      set up your account                             retirement accounts.
                      and to arrange a wire                           (small solid bullet) Wire to:
                      transaction. Not                                Bankers Trust
                      available for retirement                        Company,
                      accounts.                                       Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify the complete
                      Bank Routing                                    name of the fund and
                      #021001033,                                     include your account
                      Account #00163053.                              number and your
                      Specify the complete                            name.
                      name of the fund and
                      include your new
                      account number and
                      your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table at right.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
CHECKWRITING
If you have a checkbook for your account, you may write an unlimited number of checks. Do not, however, try to close out your account by check.
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                 except retirement     $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                 All account types     your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Retirement account    names appear on the
                                                                       account.
                                                                       (small solid bullet) The account owner should
                                                 Trust                 complete a retirement
                                                                       distribution form. Call
                                                                       1-800-544-6666 to request
                                                                       one.
                                                 Business or           (small solid bullet) The trustee must sign the
                                                 Organization          letter indicating capacity as
                                                                       trustee. If the trustee's name
                                                                       is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                 Executor,             within the last 60 days.
                                                 Administrator,        (small solid bullet) At least one person
                                                 Conservator,          authorized by corporate
                                                 Guardian              resolution to act on the
                                                                       account must sign the letter.
                                                                       (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                 except retirement     feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received by Fidelity
                                                                       before 4 p.m. Eastern time
                                                                       for money to be wired on the
                                                                       next business day.



Check (check_graphic)   All account types    (small solid bullet) Minimum check: $500.
                        except retirement    (small solid bullet) All account owners must sign
                                             a signature card to receive a
                                             checkbook.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT BALANCES
1-800-544-7544
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
QUOTES
1-800-544-8544
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)





To reduce expenses, only one copy of most financial reports will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports or historical account information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing.
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS

FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND


MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$100      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.



DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY FUNDA



MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$100      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.



FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND



MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$100      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE THEIR SHARE PRICES FLUCTUATE, THESE FUNDS MAY NOT BE APPROPRIATE CHOICES FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are declared daily and paid monthly. Capital gains are normally distributed in June and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. Each fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash. Dividends will be reinvested at the fund's NAV on the last day of the month. Capital gain distributions will be reinvested at the NAV as of the date the fund deducts the distribution from its NAV. The mailing of distribution checks will begin within seven days.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
Each fund earns interest from
its investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund may
realize capital gains if it sells
securities for a higher price
than it paid for them. These
are passed along as CAPITAL
GAIN DISTRIBUTIONS.
(checkmark)
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares just before a fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce the fund's distribution.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. EACH FUND'S OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are its NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) You begin to earn dividends as of the first business day following the day of your purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
YOU MAY BUY OR SELL SHARES OF THE FUNDS THROUGH A BROKER, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
(small solid bullet) Shares will earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet) If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act Account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.


This prospectus is printed on recycled paper using soy-based inks.